Exhibit 99.1

PRESS RELEASE                            SOURCE: WPCS International Incorporated

               WPCS Posts Record $0.20 EPS for 2nd Quarter FY2006

EXTON, PA -- (PR Newswire-First Call) - December 15, 2005 - NASDAQ: WPCS - News) WPCS International Incorporated (WPCS), a leader in wireless infrastructure services and specialty communication systems, has reported its financial results for the second quarter, ended October 31, 2005. For the quarter ended October 31, 2005, WPCS reported total revenue of approximately $14.3 million compared to $10.3 million for the same period a year ago, which represents an increase of approximately 38%. For the second quarter of FY2006, the reported net income was approximately $785,000 or $0.20 per diluted share. For the same period last year, the reported net income was approximately $31,000 or $0.02 per diluted share.

For the six months ended October 31, 2005, WPCS reported total revenue of approximately $26.4 million compared to $17.6 million for the same period a year ago, which represents an increase of approximately 50%. For the six months ended October 31, 2005, the reported net income was approximately $1.1 million or $0.29 per diluted share. For the same period last year, the reported net income was approximately $108,000 or $0.06 per diluted share. For the quarter ended October 31, 2005, EBITDA, or earnings before interest, income taxes, depreciation and amortization was approximately $1.6 million, compared to $172,000 for the same period in the prior year. For the six months ended October 31, 2005, EBITDA, or earnings before interest, income taxes, depreciation and amortization was approximately $2.3 million, compared to $439,000 for the same period in the prior year. The reconciliation of net income per the Condensed Consolidated Statements of Income to the non-GAAP financial measure of EBITDA is included herein.

Andrew Hidalgo, CEO of WPCS, stated: "The management team is pleased with the efforts this quarter to produce record revenue, net income and earnings per share for our shareholders. The company is working efficiently and is beginning to generate the results we are capable of delivering. The results posted in the second quarter keeps us right on track for achieving our $0.58 fiscal year diluted EPS objective. Business remains robust and even after posting record revenue of $14.3 million for the quarter the company still maintains a backlog of $20 million of projects that should be recognized over the third and fourth quarters. We also have a bid list that stands at $45 million. Currently, we do not see any slowdown in the deployment of wireless networks and the demand for our engineering services. With a growing customer base, WPCS has established itself as a leader in wireless engineering services for all facets of wireless deployment. The management team is confident in achieving its financial objectives for FY2006 and will review its third quarter results before deciding whether to adjust guidance for this current fiscal year."

About WPCS International Incorporated:

WPCS International Incorporated is an engineering company that focuses on the implementation requirements of wireless technology and specialty communication systems. The company provides a range of services including site design, product integration, security, structured cabling, construction and project management. The company has an extensive customer base that includes many major corporations, government entities and educational institutions. For more information, please visit our website at www.wpcs.com

Statements about the company's future expectations, including future revenue and earnings and all other statements in this press release, other than historical facts, are "forward looking" statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve risks and uncertainties and are subject to change at any time. The company's actual results could differ materially from expected results. In reflecting subsequent events or circumstances, the company undertakes no obligation to update forward-looking statements.

Condensed consolidated statements of income and condensed consolidated balance sheets follow.
--------------------------------------------------------------------------------

Contact:

Heather Tocket / Corporate Communications Manager
WPCS International Incorporated
610-903-0400 x102
ir@wpcs.com

                WPCS INTERNATIONAL INCORPORATED AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                                 Three Months Ended                     Six Months Ended
                                                                     October 31,                           October 31,
                                                               2005              2004               2005                2004
                                                           --------------    --------------    ----------------    ----------------
                                                                              (Note 1,2)                             (Note 1,2)
REVENUE                                                    $  14,250,243     $  10,295,266     $    26,421,882     $    17,574,419
                                                           --------------    --------------    ----------------    ----------------
COSTS AND EXPENSES:

       Cost of revenue                                        10,339,132         8,604,711          19,469,223          14,224,298
       Selling, general and administrative expenses            2,351,653         1,518,421           4,615,608           2,911,112
       Depreciation and amortization                             209,593           124,662             421,060             246,693
                                                           --------------    --------------    ----------------    ----------------
          Total costs and expenses                            12,900,378        10,247,794          24,505,891          17,382,103
                                                           --------------    --------------    ----------------    ----------------
OPERATING INCOME                                               1,349,865            47,472           1,915,991             192,316

OTHER EXPENSE:

       Interest expense                                           56,035            11,650              94,800              12,763
                                                           --------------    --------------    ----------------    ----------------
INCOME BEFORE INCOME TAX PROVISION                             1,293,830            35,822           1,821,191             179,553


Income tax provision                                             509,025             4,539             721,108              71,895
                                                           --------------    --------------    ----------------    ----------------


NET INCOME                                                 $     784,805     $      31,283     $     1,100,083     $       107,658
                                                           ==============    ==============    ================    ================
Basic net income per common share                          $        0.20     $        0.02     $          0.29     $          0.06
                                                           ==============    ==============    ================    ================
Diluted net income per common share                        $        0.20     $        0.02     $          0.29     $          0.06
                                                           ==============    ==============    ================    ================
Basic weighted average number of common shares
outstanding                                                    3,853,994         1,737,498           3,837,689           1,737,498
                                                           ==============    ==============    ================    ================
Diluted weighted average number of common shares
outstanding                                                    3,869,522         1,777,797           3,846,313           1,804,162
                                                           ==============    ==============    ================    ================

                WPCS INTERNATIONAL INCORPORATED AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS




                                                                              October 31,             April 30,
                                              ASSETS                             2005                    2005
                                                                         -----------------    -------------------
                                                                              (Unaudited)
CURRENT ASSETS:
   Cash and cash equivalents                                             $      1,800,224     $          989,252
   Accounts receivable, net of allowance of $93,786 and $75,786 at
   October 31, 2005 and April 30, 2005, respectively                           12,322,495              9,907,316
   Costs and estimated earnings in excess of billings on uncompleted
   contracts                                                                    1,966,928                908,955
   Inventory                                                                      615,239                885,624
   Prepaid expenses and other current assets                                      689,348                536,331
   Deferred income taxes                                                           92,000                112,000
                                                                         -----------------    -------------------
      Total current assets
                                                                               17,486,234             13,339,478


PROPERTY AND EQUIPMENT, net                                                     1,514,489              1,560,271

CUSTOMER LISTS, net                                                             1,009,555              1,158,388

GOODWILL                                                                       14,108,283             13,961,642

DEBT ISSUANCE COSTS, net                                                          137,206                      -

OTHER ASSETS                                                                       89,343                156,932
                                                                         -----------------    -------------------
          Total assets                                                   $     34,345,110     $       30,176,711
                                                                         =================    ===================

                WPCS INTERNATIONAL INCORPORATED AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (continued)



                                                                               October 31,             April 30,
                              LIABILITIES AND SHAREHOLDERS' EQUITY               2005                    2005
                                                                         -------------------    -------------------
                                                                               (Unaudited)
CURRENT LIABILITIES:
       Borrowings under line of credit                                   $                -     $          382,281
       Current portion of capital lease obligation                                      708                  2,073
       Current portion of loans payable                                             202,083                187,420
       Accounts payable and accrued expenses                                      5,144,023              5,338,813
       Billings in excess of costs and estimated earnings
       on uncompleted contracts                                                   1,603,502              1,204,491
       Due to shareholders                                                          122,995                915,290
       Income taxes payable                                                         788,151                 24,790
       Deferred income taxes                                                        183,000                139,000
                                                                         -------------------    -------------------
          Total current liabilities
                                                                                  8,044,462              8,194,158


Borrowings under line of credit                                                   3,000,000                      -
Loans payable, net of current portion                                               295,467                261,455
Due to shareholders, net of current portion                                         927,005                927,005
Deferred income taxes                                                               323,000                439,000
                                                                         -------------------    -------------------
          Total liabilities
                                                                                 12,589,934              9,821,618
                                                                         -------------------    -------------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:

       Preferred Stock - $0.0001 par value, 5,000,000 shares
       authorized, none issued                                                            -                      -

       Common Stock - $0.0001 par value, 75,000,000 shares
       authorized, 3,883,885 and 3,821,385 shares issued and
       outstanding at October 31, 2005 and April 30, 2005,
       respectively                                                                     388                    382

       Additional paid-in capital                                                21,407,234             21,107,240
       Retained earnings(accumulated deficit)                                       347,554               (752,529)
                                                                         -------------------    -------------------


          Total shareholders' equity                                             21,755,176             20,355,093
                                                                         -------------------    -------------------
          Total liabilities and shareholders' equity                     $       34,345,110     $       30,176,711
                                                                         ===================    ===================

     Note  1.  Reflects  the   retroactive   effect  of  the  January  10,  2005
     one-for-twelve reverse stock split.

     Note 2. Certain reclassifications have been made to prior period financial statements to conform to current presentation.

Reconciliation of Non-GAAP Financial Measures (Unaudited)

EBITDA:

Reconciliation of net income per the Condensed Consolidated Statements of Income to EBITDA:

                                                      Three Months Ended                        Six Months Ended
                                                         October 31,                               October 31,
                                                   2005                 2004               2005                   2004
                                               ----------------    --------------   -------------------    ----------------
NET INCOME                                            $784,805           $31,283            $1,100,083            $107,658
                                               ----------------    --------------   -------------------    ----------------
Plus:
               Income tax provision                    509,025             4,539               721,108              71,895
               Interest expense                         56,035            11,650                94,800              12,763
               Depreciation and amortization           209,593           124,662               421,060             246,693
                                               ----------------    --------------   -------------------    ----------------
EBITDA                                              $1,559,458          $172,134            $2,337,051            $439,009
                                               ================    ==============   ===================    ================

     EBITDA is defined as earnings before interest expense, income taxes, and depreciation and amortization. Our measure of EBITDA may not be comparable to similarly titled measures of other companies. WPCS' management believes that the non-GAAP financial information provides investors a useful indicator to understand our operating results. WPCS management uses such non-GAAP financial measures internally to evaluate the Company's operating performance and to determine compliance with debt covenants under the line of credit facility.